SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.   )

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))
☐ Definitive Information Statement

Bio Solutions Manufacturing, Inc.
(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
____________________________________________________________________
4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________

5)	Total Fee Paid:______________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Dated Filed:
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BIO SOLUTIONS MANUFACTURING, INC.
4440 Arville Street, Suite 6
Las Vegas, NV 89103
____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

____________________

September __, 2008

You are cordially invited to attend a Special Meeting of Shareholders of Inform Bio Solutions Manufacturing, Inc. The Special Meeting will be held __________ __, 2008, at 4440 Arville, Street, Suite 6, Las Vegas, NV 89103. The meeting will convene at 10:00 a.m. Pacific Time for the following purposes:

1.
For approval of a change of our domicile from New York to Nevada by means of a merger of Bio Solutions, Manufacturing, Inc, a New York corporation with and into our wholly owned subsidiary Bio Solutions Manufacturing, Inc., a Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws. These actions are hereinafter sometimes referred to as the “Reincorporation”;

2.	To authorize our board of directors to change our name to a name to be determined by our board of directors; and

3.	For the transaction of such other business as may properly come before this meeting.

Shareholders of record at the close of business on August 28, 2008 are entitled to vote at the meeting. For the reasons set forth in the information statement included with this notice, your board of directors unanimously believes that the proposed change of domicile is in the best interests of Bio Solutions Manufacturing, Inc. and all of our shareholders.

We appreciate your continued interest in Bio Solutions Manufacturing, Inc.

David Bennett President

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

BIO SOLUTIONS MANUFACTURING, INC.
____________________

INFORMATION STATEMENT

____________________

INFORMATION CONCERNING THE SPECIAL MEETING

Date and Purpose of Meeting

This information statement is furnished in connection with matters to be voted on at the Special Meeting of Shareholders of Bio Solutions Manufacturing, Inc., to be held at 10:00 a.m. (PST), on _________ __, 2008, at 4440 Arville Street, Suite 6, Las Vegas, Nevada, 89103 and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This information statement is first being mailed to shareholders on or about ___________ __., 2008.

The purpose of the special meeting is to (i) approve a change of our domicile from New York to Nevada by means of a merger of Bio Solutions, Manufacturing, Inc, a New York corporation with and into our wholly owned subsidiary Bio Solutions Manufacturing, Inc. a Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws. These actions are hereinafter sometimes referred to as the “Reincorporation;” and (ii) to authorize our board of directors to change our name to a name to be determined by our board of directors.

Shareholders Entitled to Vote

Approval of the matters described herein requires the written consent of the holders of outstanding stock of each voting group entitled to vote on such matters. As of August 28, 2008, there were 89,078,228 shares of our common stock outstanding and 10,000 shares of our series A preferred stock outstanding. Holders of our common stock are entitled to one vote per share. The voting rights of the series A preferred stock are set forth below.

For the actions described herein, the series A preferred stock vote together with the holders of common stock as a single class. Pursuant to the articles of amendment to articles of incorporation establishing the series A preferred stock, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the series A preferred stock shall be entitled to the number of votes on such matters equal to the product of (a) the number of shares of the series A preferred stock held by such holder, (b) the number of issued and outstanding shares of our common stock on a fully diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002.

Our series A preferred stock is not convertible. However, we have $899,507 on outstanding convertible notes (including accrued interest), convertible into our common stock based on a discount to our market price. As of August 28, 2008, these notes were convertible into 899,507,000 shares of our common stock. In addition, there 6,750,000 outstanding options and warrants on August 28, 2008. Thus, the series A preferred stock is entitled to 1,812,514,000 votes.

Accordingly, there are 1,901,592,228 votes outstanding voting together as a single class. Shareholders of record at the close of business on August 28, 2008, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Votes Required

The Reincorporation and all other matters at the special meeting require the consent requires the consent of the holders of a majority of the shares of common stock and series A preferred stock voting together as a single class.

Patricia M. Spreitzer, the holder of all of our series A preferred stock, who holds voting power consisting of 1,813,014,000 votes, or approximately 95% of all outstanding votes, intends to approve the Reincorporation at the special meeting of stockholders. For a detailed breakdown of Ms. Spreitzer’s holdings please see “COMMON STOCK OUTSTANDING AND CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

No Dissenters’ Rights

Stockholders have no appraisal or dissenter’s rights with respect to any of the actions described in this information statement.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Bio Solutions Manufacturing, Inc., 4440 Arville Street, Suite 6, Las Vegas, Nevada 89103, (702) 222-9532. Any stockholder who wants to receive separate copies of our information statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 28, 2008 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from August 28, 2008, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from August 28, 2008.

Name And Address (1)	Number Of Common Shares Beneficially Owned	Percentage Owned (2)	Percentage of Total Voting Power (3)

David Bennett	335,000	*	*
Patricia M. Spreitzer	550,000	*	95,3
All directors and officers as a group (2 persons)	885,000	*	95.3

(1)	Unless otherwise noted, the address is 4440 Arville Street, Suite 6, Las Vegas, Nevada 89103.
(2)	Based on 89,078,228 common shares and 10,000 shares of series A preferred stock issued and outstanding.
(3)
Holders of our common stock are entitled to one vote per share, for a total of 89,078,228 votes. Holders of our series A preferred stock are entitled to the number of votes on such matters equal to the product of (a) the number of shares of the series A preferred stock held by such holder, (b) the number of issued and outstanding shares of the Company’s common stock, on a fully-diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002, for a total of 1,812,514,000 votes.

PROPOSAL 1

CHANGE IN THE COMPANY’S STATE OF INCORPORATION
FROM NEW YORK TO NEVADA
(“REINCORPORATION”)

Introduction

On July 11, 2008, our board of directors unanimously approved the Reincorporation. Patricia M. Spreitzer, our controlling stockholder intends to approve the Reincorporation at the special meeting of stockholders. We currently have a wholly-owned Nevada subsidiary named “Bio Solutions Manufacturing, Inc.” which we refer to as “Bio Solutions Nevada” in this information statement. We will use the term “Bio Solutions New York” to refer to our existing New York corporation. The Reincorporation will be effected by a merger transaction in which Bio Solutions New York will be merged with and into Bio Solutions Nevada.

Bio Solutions Nevada was incorporated on May 1, 2003 and become our wholly owned subsidiary on February 17, 2004.

The Reincorporation and the merger of Bio Solutions New York into Bio Solutions Nevada will not result in a change in the name of the company. Nor will the merger result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. Bio Solutions New York’s employee benefit arrangements, if any, will be continued by Bio Solutions Nevada upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the Reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Nevada and the corporation law of New York differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading “Comparison of the Corporation Laws of New York and Nevada.”

Pursuant to the merger, each issued and outstanding share Bio Solutions New York will be automatically converted into and become one share of stock of Bio Solutions Nevada. Upon completion of the merger, Bio Solutions, as a corporate entity, will cease to exist, and Bio Solutions Nevada will continue to operate the business of the company. Share certificates representing each one (1) shares of issued and outstanding share of common of Bio Solutions will be automatically converted into and become one (1) share of common stock of Bio Solutions Nevada. In addition, each issued and outstanding share of Bio Solutions New York Series A Preferred Stock will be automatically converted into and will become one (1) share of Series A Preferred Stock of Bio Solutions Nevada.

It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Bio Solutions Nevada. A copy of the Agreement and Plan of Merger, which we refer to as the “merger agreement” in this information statement, is attached to this information statement as Appendix A.

In addition, pursuant to the Reincorporation, we will increase Bio Solutions New York’s authorized capital to 1,010,000,000 shares of which 1,000,000,000 shares will be authorized as common stock with $.0001 par value per share, and 10,000,000 shares will be authorized as undesignated preferred stock with $.0001 par value per share. We will also amend Bio Solutions’ Articles of Incorporation; and bylaws.

We are currently governed by the New York Business Corporation Law and our current articles of incorporation and bylaws. If the Reincorporation is approved, we will be governed by Title 7 of the Revised Nevada Statues and by new Articles of Incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the Articles of Incorporation and bylaws of Bio Solutions Nevada are attached to this information statement as Appendices B and C, respectively.

The Reincorporation will allow us to take advantage of certain provisions of the corporate laws of Nevada. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the Reincorporation. Because it is a summary, it does not include all of the information regarding the Reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the Articles of Incorporation of Bio Solutions Nevada and the bylaws of Bio Solutions Nevada attached to this information statement as Appendices A, B, and C, respectively.

Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock or preferred stock of Bio Solutions New York outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of Bio Solutions Nevada common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.

Directors and Officers

The directors and officers of Bio Solutions New York will be the directors and officers of Bio Solutions Nevada after the Reincorporation. Currently, Mr. David Bennett is our Chief Executive Officer, President and director while Patricia Spreitzer serves as our Treasurer, Secretary and director. Mr. Bennett and Ms. Spreitzer are our sole officers and directors

Effective Time of Reincorporation

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the special meeting of shareholders, appropriate articles or certificates of merger with the Secretary of State of New York and the Secretary of State of Nevada. The Reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in first week of October, 2008. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.

Exchange of Stock Certificates

On or after the effective time of the Reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock of Bio Solutions New York will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock, of Bio Solutions Nevada into which such shares are converted in the Reincorporation (other than shares as to which the holder thereof has properly exercised dissenters’ rights under New York law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Bio Solutions Nevada, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock of Bio Solutions Nevada evidenced by such outstanding certificate. After the effective time of the Reincorporation, whenever certificates which formerly represented shares of Bio Solutions New York are presented for transfer or conversion, Bio Solutions Nevada will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of Bio Solutions Nevada.

Shares of Bio Solutions Nevada’s common stock will be traded on the OTC Bulletin Board, where shares of Bio Solutions New York’s common stock are presently traded.

You are not required to exchange your stock certificates for Bio Solutions Nevada stock certificates, although you may do so if you wish.

Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the Reincorporation of our company under the laws of the State of Nevada will provide flexibility for both our management and business. For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed. Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Nevada’s corporation laws. As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

In addition, our current executive offices are located in Nevada and our officers and directors are based in Nevada. [Further, our corporate counsel in based on the West coast and as a result are more familiar with the corporate laws of the State of Nevada.]

Effects of Reincorporation in Nevada

Change in Authorized Capital

At present, the company’s articles of incorporation, as amended, authorize the issuance of 100,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, $0.001 per share,. The Articles of Incorporation of Bio Solutions Nevada authorizes the issuance of 1,010,000,000 shares, of which 1,000,000,000 shares will be designated as common stock, $.00001 par value, and 10,000,000 shares will be undesignated preferred stock, $.00001 par value. The Articles of Incorporation of Bio Solutions Nevada provides that the preferred stock may be issued in one or more series, that Bio Solutions Nevada’s board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

Description of common stock

All outstanding shares of Bio Solutions New York’s common stock are fully paid and nonassessable. Each share of the outstanding Bio Solutions New York’s common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Bio Solutions New York’s common stock. The holders of the Bio Solutions New York’s common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future. Under the terms of the merger agreement, each outstanding shares of Bio Solutions New York common stock will convert to one (1) share of Bio Solutions Nevada common stock, and the shares of Bio Solutions Nevada common stock will also possess the characteristics of the Bio Solutions New York common stock that are described in this paragraph.

Description of preferred stock

The Articles of Incorporation of Bio Solutions Nevada authorizes the issuance of 10,000,000 shares of undesignated preferred stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Series A Preferred Stock

Bio Solutions Nevada has designated 10,000 shares of its preferred stock as series A preferred stock. The Bio Solutions Nevada series A preferred stock has the same terms and conditions as the Bio Solutions New York series A preferred stock. The series A preferred stock has preferred voting rights only and does not have any preferential dividend, liquidation, redemption or conversion rights. Holders of our series A preferred stock are entitled to the number of votes on such matters equal to the product of (a) the number of shares of the series A preferred stock held by such holder, (b) the number of issued and outstanding shares of the Company’s common stock, on a fully-diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002.

Outstanding Shares of Stock

As of August 28, 2008, 89,078,228 shares of Bio Solutions New York’s common stock were issued and outstanding and 10,000 shares of Bio Solutions New York’s series A preferred stock were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the Reincorporation, we will be subject to the Articles of Incorporation and bylaws of Bio Solutions Nevada. A copy of the Articles of Incorporation of Bio Solutions Nevada are attached to this proxy statement as Appendix B, and a copy of the bylaws of Bio Solutions Nevada is attached to this proxy statement as Appendix C. The Articles of Incorporation attached as Appendix B are similar to Bio Solutions New York’s articles of incorporation. Approval of the Reincorporation by our shareholders will automatically result in the adoption of the Articles of Incorporation and bylaws of Bio Solutions Nevada.

Comparison of the Corporation Laws of New York and Nevada

The rights and preferences of our shareholders are presently governed by the New York Business Corporation Law. Upon the Reincorporation of our company and the rights and preferences of our shareholders will be governed by Nevada general corporation law. Although Nevada and New York corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the Reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the New York Business Corporation Law and Nevada general corporation law.

Shareholder Voting

Under New York law, the Reincorporation, must be approved by the affirmative vote of at least: a majority of the votes entitled to be cast by outstanding shares of entitled to vote.

Under Nevada law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares.

In addition, both states’ laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither Bio Solutions’ articles of incorporation nor Bio Solutions Nevada’s Articles of Incorporation contain any supermajority voting provisions.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under New York law and Nevada law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting shareholder does not agree with the fair value established by the corporation.

Under New York law, a shareholder is entitled to receive payment of the fair value of his shares, in the following cases: (1) any shareholder entitled to vote who does not assent to the taking of the following actions (A) any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available to (i) a shareholder in the merger of a parent and subsidiary corporation and (ii) a shareholder whose shares of stock are listed on a national securities exchange or designated as a national market system security on an interdealer system by the National Association of Securities Dealers; (B) any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval other than a transaction wholly for cash where the shareholders’ approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interest within one year after the date of the transaction; (C) any shares exchange in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares are listed on a national securities exchange or designated as a national market system security on an interdealer system by the National Association of Securities Dealers; (2)Any shareholder of the subsidiary corporation in a merger or in a share exchange who files with the corporation a written notice of election to dissent and (3)Any shareholder, not entitled to vote with respect to a plan or merger or consolidateion to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash of other consideration other than shares of the surviving or consolidated corporation or another corporation

Nevada law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such dissenters rights exist, however, for corporations whose shares are listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record unless the Articles of Incorporation provide otherwise (Bio Solutions Nevada’s Articles of Incorporation do not provide otherwise) or unless: (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of: (i) the surviving or acquiring entity; or (ii) any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or (2) a combination of cash and owner’s interests of the kind described in (i) and (ii) above.

Under New York law, each party is required to pay its own costs and expenses, including the fees and expenses of its own counsel and any experts employed by it. However, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders IF the courts finds that their refusal to accept the corporate offer was arbitrary, vexatious or not in good faith. Under Nevada law, the courts generally assess the costs associated with asserting dissenters’ rights against the corporation. If, however, the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in initiating an assessment proceeding, the court has discretion to assess costs against some or all dissenters.

Action by Shareholders Without a Meeting

New York law permits action to be taken by written consent if such consent is singed by all outstanding shares entitled to vote thereon, or if the certificate of incorporation so permits, signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting which all shares entitled to thereon were present and voted.

Nevada law permits action required or permitted to be taken at a shareholder’s meeting to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Nevada law also provide that a corporation’s articles of incorporation may restrict or prohibit stockholders’ action without a meeting. Bio Solutions Nevada’s Articles of Incorporation do not contain any such restriction.

Action by Directors Without a Meeting

New York and Nevada law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

Conflicts of Interest

Under both New York law and Nevada law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation’s stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest.

In New York, a directors' action respecting a transaction involving a conflict of interest is effective if (i) the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board, and the board approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director, or if the votes of the disinterested directors are insufficient to constitute a quorum, by unanimous vote of the disinterested directors or (2) if the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders. If a contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of the directors are directors, officers, or have a substantial financial interest is not approved in the manner set forth above, the corporation may avoid the contract or transaction unless the party or parties thereto shall establish affirmatively that the contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board or the shareholders.

In contrast, in Nevada the vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, if one of the following exists: (a) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors; (b) the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power; (c) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action; and (d) the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Bio Solutions Nevada intends to adopt a conflicts of interest policy upon completion of the merger. This policy provides that no director shall participate in any discussion or consideration involving a conflict of interest related to the relationship between Bio Solutions Nevada, on the one hand, and such director or any of his or her affiliates, on the other hand.

Directors’ Standard of Care and Personal Liability

New York law provides that a director must discharge his duties in good faith and with that degree of care which an ordinary prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements including financial statements and other financial data, in each case prepared or presented by (1) one or more officers or employees of the corporation (or majority owned subsidiary thereof), whom the director believes to be reliable and competent in the matters presented; (2) counsel, public accountants or other persons as to matters which the director believes to be within such person’s professional or expert competence or (3) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the by-laws In taking action, including without limitation, a change or potential change in the control of the corporation, a director shall be entitled to consider (1) both the long term and short term interests of the corporation and its shareholders and (2) the effects that the corporation’s actions may have in the short term or long term on any of the following; (i) the prospects for potential growth, development, productivity and profitability of the corporation; (ii) the corporation’s current employees; (iii) the corporation’s retired employees and other beneficiaries receiving retirement, welfare or similar benefits from or pursuant to any plan sponsored by the corporation; (iv) the corporation’s customers and creditors and (v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and otherwise to contribute to the communities in which it does business.

In Nevada, both directors and officers are required to exercise their powers in good faith and with a view to the interests of the corporation. In performing their respective duties, directors and officers are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (a) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (b) counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (c) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, with a view to the interests of the corporation and may consider: (a) the interests of the corporation’s employees, suppliers, creditors and customers; (b) the economy of the State and Nation; (c) the interests of the community and of society; and (d) the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

Limitation or Elimination of Director’s Personal Liability

In Nevada, except as otherwise provided by Nevada law, or unless the articles of incorporation or an amendment thereto, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Bio Solutions Nevada’s Articles of Incorporation contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

New York law provides that a director shall have no personal liability for breach of his or her duties as a director if he exercised his duty as described above under “Directors Standard of Care and Personal Liability.”

Indemnification

New York law provides that a director’s right to indemnification can be contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Nevada law permits the indemnification of a director, officer, employee or agent in the proper circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. In addition, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

The Articles of Incorporation of Bio Solutions Nevada provide for indemnification to the full extent permitted by Nevada law.

Classified Board of Directors

Under New York law, the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide that the directors be divided into either two, three or four classes. All classes shall be as nearly equal in number as possible. The terms of office of the directors initially classified shall be as follows: that of the first class shall expire at the next annual meeting of shareholders, the second class at the second succeeding annual meeting, the third class, if any, at the third succeeding annual meeting, and the fourth class, if any, at the fourth succeeding annual meeting.

In Nevada, the articles of incorporation or the bylaws of a corporation may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares, but at least one-fourth in number of the directors of every corporation must be elected annually. In addition, If an amendment reclassifying the directors would otherwise increase the term of a director, unless the amendment is to the articles of incorporation and otherwise provides, the term of each incumbent director on the effective date of the amendment terminates on the date it would have terminated had there been no reclassification. In addition, the articles of incorporation may provide that the voting power of individual directors or classes of directors may be greater than or less than that of any other individual directors or classes of directors, and the different voting powers may be stated in the articles of incorporation or may be dependent upon any fact or event that may be ascertained outside the articles of incorporation if the manner in which the fact or event may operate on those voting powers is stated in the articles of incorporation.

Neither Bio Solutions’ articles of incorporation nor the Articles of Incorporation of Bio Solutions Nevada provide for a classified board of directors.

Cumulative Voting For Directors

Under New York law, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting except as authorized in a company’s certificate of incorporation or bylaws. The certificate of incorporation may provide for the election of one or more directors by the holders of the shares of any class or series, or by the holders of bonds entitled to vote in the election of directors voting as a class

In Nevada, the articles of incorporation of any corporation may provide that at all elections of directors of the corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and that he may cast all of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit. However, to exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative.

Neither Bio Solutions’ articles of incorporation nor Bio Solutions Nevada’s Articles of Incorporation provide for cumulative voting in elections of directors.

Removal of Directors

Under New York law, any or all of the directors may be removed for cause by vote of the shareholders. The certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide for such removal by action of the board, except in the case of any director elected by cumulative voting, or by the holders of the shares of any class or series, or holders of bonds, voting as a class, when so entitled by the provisions of the certificate of incorporation. In addition, f the certificate of incorporation or the by-laws so provide, any or all of the directors may be removed without cause by vote of the shareholders.

In Nevada, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. In addition, the articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors from office.

Vacancies on Board of Directors

Under New York law, newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by vote of the board. If the number of the directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by vote of a majority of the directors then in office. Nothing in this paragraph shall affect any provision of the certificate of incorporation or the by-laws which provides that such newly created directorships or vacancies shall be filled by vote of the shareholders, or any provision of the certificate of incorporation specifying greater requirements as permitted under New York corporate law. In addition, unless the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders provide that the board may fill vacancies occurring in the board by reason of the removal of directors without cause, such vacancies may be filled only by vote of the shareholders.

Under Nevada law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the Articles of incorporation or bylaws.

Bio Solutions Nevada’s bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

Annual Meetings of Shareholders

New York law provides that a meeting of shareholders shall be held annually for the election of directors and the transaction of other business on a date fixed by or under the by-laws. A failure to hold the annual meeting on the date so fixed or to elect a sufficient number of directors to conduct the business of the corporation shall not work a forfeiture or give cause for dissolution of the corporation.

Nevada law provides that unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

Bio Solutions Nevada’s bylaws provide for annual meetings.

Special Meetings of Shareholders

New York law provides that special meetings of the shareholders may be called by the board and by such person or persons as may be so authorized by the certificate of incorporation or the by-laws.

Under Nevada law, unless otherwise provided in the corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call special meetings of the stockholders and directors which may be held within or without the state of Nevada.

Inspection of Shareholder Lists

Under New York law, a list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

In Nevada, a corporation is required to keep a copy of a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. In lieu of the stock ledger or duplicate stock ledger, the corporation may keep a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete mailing or street address where the stock ledger or duplicate stock ledger specified in this section is kept. Any person who has been a stockholder of record of a corporation for at least 6 months immediately preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the records of the corporation and make copies therefrom.

Amendment of the Charter

Under New York law, if a corporation has issued shares, a proposed mendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders; provided, however, that, whenever the certificate of incorporation requires action by the board of directors, by the holders of any class or series of shares, or by the holders of any other securities having voting power by the vote of a greater number or proportion than is required by any section of this article, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended, or repealed except by such greater vote; and provided further that an amendment to the certificate of incorporation for the purpose of reducing the requisite vote by the holders of any class or series of shares or by the holders of any other securities having voting power that is otherwise provided for in any section of this chapter that would otherwise require more than a majority of the votes of all outstanding shares entitled to vote thereon shall not be adopted except by the vote of such holders of class or series of shares or by such holders of such other securities having voting power that is at least equal to that which would be required to take the action provided.

Alternatively, any one or more of the following changes may be authorized by or pursuant to authorization of the board: (1) To specify or change the location of the corporation's office. (2) To specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him. (3) To make, revoke or change the designation of a registered agent, or to specify or change the address of its registered agent.

In Nevada, if a corporation has issued shares, an amendment to the articles of incorporation must be made in the following manner: (a) The board of directors must adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment; (b) at the meeting, of which notice must be given to each stockholder entitled to vote, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted; and (c) the certificate so signed must be filed with the Secretary of State. In addition, if any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment.

Amendment of the Bylaws

Under New York law, by-laws may be adopted, amended or repealed by a majority of the votes cast by the shares at the time entitled to vote in the election of any directors. When so provided in the certificate of incorporation or a by-law adopted by the shareholders, by-laws may also be adopted, amended or repealed by the board by such vote as may be therein specified, which may be greater than the vote otherwise prescribed, but any by-law adopted by the board may be amended or repealed by the shareholders entitled to vote thereon as herein provided.

In Nevada, subject to the bylaws, if any, adopted by the stockholders, the directors may make the bylaws of the corporation and unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt bylaws exclusively to the directors.

Bio Solutions Nevada’s Articles of Incorporation place the power to adopt, amend, or repeal bylaws in its board of directors.

Proxies

Both New York and Nevada law permit proxies of definite duration. However, Nevada limits the duration to seven years. In the event the proxy is indefinite as to its duration, under New York law it is valid for 11 months, under Nevada law, for six months.

Dividends

Under New York law, a corporation may declare and pay dividends or make other distributions in cash or its bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when currently the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation.
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In Nevada, after payment of all allowances, expenses and costs, and the satisfaction of all special and general liens upon the funds of the corporation to the extent of their lawful priority, the creditors shall be paid proportionately to the amount of their respective debts, excepting mortgage and judgment creditors when the judgment has not been by confession for the purpose of preferring creditors. The creditors shall be entitled to distribution on debts not due, making in such case a rebate of interest, when interest is not accruing on the same. The surplus funds, if any, after payment of the creditors and the costs, expenses and allowances, shall be distributed among the stockholders or their legal representatives in proportion to their interests.

Stock Repurchases

Under New York law, a corporation may acquire its own shares, and shares so acquired constitute authorized but unissued shares. However, if the certificate of incorporation prohibits the reissue of the acquired shares, the number of authorized shares is reduced by the number of shares acquired.

In Nevada, every corporation in this state may, whenever at any assessment sale of the stock of the corporation no person will take the stock and pay the assessment, or amount unpaid and due thereon and costs, purchase such stock and hold the stock for the benefit of the corporation. All purchases of its own stock by any corporation which have been previously made at assessment sales whereat outside persons have failed to bid, and which purchases were for the amount of assessments due, and costs or otherwise, are valid, and vest the legal title to the stock in the corporation. The stock so purchased is subject to the control of the remaining stockholders, who may dispose of the stock as they may deem fit.

Voluntary Dissolution

Under New York law, a dissolution shall be authorized at a meeting of shareholders by (i) for corporations the certificate of incorporation of which expressly provides such or corporations incorporated after the effective date of paragraph (b) of this section, a majority of the votes of all outstanding shares entitled to vote thereon or (ii) for other corporations, two-thirds of the votes of all outstanding shares entitled to vote thereon. Any corporation may adopt an amendment of the certificate of incorporation providing that such dissolution shall be authorized at a meeting of shareholders by a specified proportion of votes of all outstanding shares entitled to vote thereon, provided that such proportion may not be less than a majority.

In Nevada, if the board of directors of any corporation decides that the corporation should be dissolved, the board may adopt a resolution to that effect. If the corporation has issued no stock, only the directors need to approve the dissolution. If the corporation has issued stock, the directors must recommend the dissolution to the stockholders. The corporation shall notify each stockholder entitled to vote on dissolution, and the stockholders entitled to vote must approve the dissolution. If the dissolution is approved by the directors or both the directors and stockholders, the corporation shall file with the Office of the Secretary of State a certificate signed by an officer of the corporation setting forth that the dissolution has been approved by the directors, or by the directors and the stockholders, and a list of the names and addresses, either residence or business, of the corporation’s president, secretary and treasurer, or the equivalent thereof, and all of its directors. The dissolution takes effect upon the filing of the certificate of dissolution or upon a later date specified in the certificate, which must be not more than 90 days after the date on which the certificate is filed.

Judicial Dissolution

Under New York law, the attorney-general may bring an action for the dissolution of a corporation upon one or more of the following grounds: (1) That the corporation procured its formation through fraudulent misrepresentation or concealment of a material fact. (2) That the corporation has exceeded the authority conferred upon it by law, or has violated any provision of law whereby it has forfeited its charter, or carried on, conducted or transacted its business in a persistently fraudulent or illegal manner, or by the abuse of its powers contrary to the public policy of the state has become liable to be dissolved.

In addition, if a majority of the board adopts a resolution that finds that the assets of a corporation are not sufficient to discharge its liabilities or that a dissolution will be beneficial to the shareholders, it may present a petition for its dissolution.

Furthermore, if the shareholders of a corporation adopt a resolution stating that they find that its assets are not sufficient to discharge its liabilities, or that they deem a dissolution to be beneficial to the shareholders, the shareholders or such of them as are designated for that purpose in such resolution may present a petition for its dissolution. A shareholders' meeting to consider such a resolution may be called, notwithstanding any provision in the certificate of incorporation, by the holders of shares representing ten percent of the votes of all outstanding shares entitled to vote thereon, or if the certificate of incorporation authorizes a lesser proportion of votes of shares to call the meeting, by such lesser proportion. The resolution may be adopted at a meeting of shareholders by vote of a majority of the votes of all outstanding shares entitled to vote thereon or if the certificate of incorporation requires a greater proportion of votes to adopt such a resolution, by such greater proportion.

Nevada law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.

Federal Income Tax Consequences of the Merger

The Reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the Reincorporation. You will have a tax basis in your shares of capital stock of Bio Solutions Nevada equal to your tax basis in your shares of capital stock of Bio Solutions. Provided that you have held your shares of capital stock of Bio Solutions as a capital asset, your holding period for the shares of capital stock of Bio Solutions Nevada will include the holding period of your shares of capital stock of Bio Solutions. Neither we nor Bio Solutions Nevada will recognize any gain or loss for federal income tax purposes as a result of the Reincorporation, and Bio Solutions Nevada will succeed, without adjustment, to our tax attributes.

You should consult your own tax advisers as to the particular tax consequences to you of the Reincorporation under state, local or foreign tax laws.

Dissenters’ Rights

Under the New York Business Corporation Law, you are not entitled to dissent from the Reincorporation proposal and obtain “fair value” plus interest for your shares by asserting your dissenters’ rights.

PROPOSAL 2

AUTHORIZATION TO THE BOARD OF DIRECTORS TO CHANGE OUR NAME TO A NAME TO
BE DETERMINED BY THE BOARD OF DIRECTORS

On August 28, 2008, our board of directors unanimously adopted a resolution declaring it advisable to seek authorization from our stockholders to change the name of the company to a new name to be chosen in the discretion of our board of directors. This name change would require an additional amendment to our articles of incorporation. In the event stockholders approve this proposal, we would file another amendment to our articles of incorporation with the Nevada Secretary of State. This amendment will become effective at the close of business on the date the amendment to the articles of incorporation is accepted for filing by the Nevada Secretary of State.

Our board of directors feels that a name change may be in our best interest in the future. Authorization of a name change without further stockholder approval is important to us, Inasmuch as we will be able to change our name and corporate identity quickly. Presently, we need to go to the time and expense of having a stockholder's meeting in order to effectuate a name change. We desire to be able to quickly deal with situations calling for us to modify our name and corporate identity. Although our management considers it possible that we may change our name in the future, we do not have current plans to change our name.

RECENT CHANGES

Authorization of Series of Preferred Stock

On July 25, 2008, our board of directors authorized the creation of a series of preferred stock of the company to be known as series A preferred stock, $0.001 par value per share. We designated 10,000 shares of its preferred stock as series A preferred stock. The series A preferred stock has preferred voting rights only and does not have any preferential dividend, liquidation, redemption or conversion rights. Holders of our series A preferred stock are entitled to the number of votes on such matters equal to the product of (a) the number of shares of the series A preferred stock held by such holder, (b) the number of issued and outstanding shares of the Company’s common stock, on a fully-diluted basis, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002.

The holders of series A preferred stock and the holders of our common stock shall be entitled to notice of any shareholders’ meeting and to vote as a single class upon any matter submitted to the shareholders for a vote

Change in Control

On August 1, 2008, we agreed to issue Patricia M. Spreitzer 10,000 shares of our series A preferred stock pursuant to a Stock Purchase Agreement in consideration of $10,000 of accrued and unpaid salary due her. The transaction was exempt pursuant to Section 4(2) of the Securities Act of 1933.

The sale of the series A preferred stock to Ms. Spreitzer effectively transferred control of the company to Ms. Spreitzer.

_________________________

By Order of the Board of Directors _____________________________________________ David Bennett Director, President

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Plan of Merger”) made as of this 4th day of September, 2008, is by and between Bio Solutions Manufacturing, Inc., a New York corporation (“Bio Solutions New York”), and Bio Solutions Nevada International, Inc., a Nevada corporation (“Bio Solutions Nevada”). Bio Solutions and Bio Solutions Nevada are sometimes referred to hereinafter as the “Constituent Corporations.”

RECITALS

A. The authorized capital stock of Bio Solutions New York consists of the following: (i) 100,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”) of which all 89,078,228 shares are currently issued and outstanding (ii) 10,000,000 shares of preferred stock, $0.001 per shares (“Preferred Stock”), of which 10,000 shares have been designated as series A preferred stock (“Series A Preferred”) of which 10,000 shares are issued and outstanding.

B. Upon completion of the merger contemplated hereby, the authorized capital stock of Bio Solutions Nevada will consist of the following: 1,000,000,000 shares of common stock, $.00001 par value per share, of which 89,078,228 shares will be issued and outstanding, and 10,000,000 shares of Preferred Stock, $.00001 par value per share, of which 10,000 shares have been designated as series A preferred stock of which 10,000 shares will be issued and outstanding.

C. The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that Bio Solutions New York merge with and into Bio Solutions Nevada upon the terms and conditions herein provided.

D. The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that Bio Solutions shall merge with and into Bio Solutions Nevada on the following terms and conditions:

ARTICLE I.
TERMS AND CONDITIONS OF THE MERGER

1.1 Merger. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, Bio Solutions New York shall be merged with and into Bio Solutions Nevada (the “Merger”), and Bio Solutions Nevada shall survive the Merger.

1.2 Effective Date. The Merger shall be effective upon the filing of Articles of Merger, together with a copy of this Plan of Merger, with the New York Secretary of State, and the filing of a Certificate of Merger with the Nevada Secretary of State, as provided by the New York Business Corporation Law and the Nevada general corporation law (the “Effective Date”).

1.3 Surviving Corporation. On the Effective Date, Bio Solutions Nevada, as the surviving corporation (the “Surviving Corporation”), shall continue its corporate existence under the laws of the State of Nevada and shall succeed to all of the rights, privileges, powers and property of Bio Solutions in the manner of and as more fully set forth in the Nevada Revised Statues, and the separate corporate existence of Bio Solutions, except insofar as it may be continued by operation of law, shall cease and be terminated.

1.4 Capital Stock of Bio Solutions and Bio Solutions Nevada. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

(a) Each share of Common Stock of Bio Solutions New York issued and outstanding immediately prior to the Effective Date shall be changed and converted into one (1) fully paid and nonassessable share of the common stock, par value $.00001 per share, of Bio Solutions Nevada (“Bio Solutions Nevada Common Stock”); and

(b) Each share of series A preferred stock of Bio Solutions New York issued and outstanding immediately prior to the Effective Date shall be changed and converted into one (1) fully paid and nonassessable share of the series A preferred stock, par value $.00001 per share, of Bio Solutions Nevada (“Bio Solutions Nevada Series A Preferred Stock”)

(c) Each share of common stock, par value $.001 per share, of Bio Solutions Nevada issued and outstanding immediately prior to the Effective Date (__ shares held by Bio Solutions New York) shall be canceled and returned to the status of authorized but unissued Bio Solutions Nevada Common Stock

1.5 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented each share of the capital stock of Bio Solutions New York shall be deemed for all purposes to evidence ownership and to represent one (1) share of the capital stock of Bio Solutions Nevada and shall be so registered on the books and records of Bio Solutions Nevada or its transfer agent. The registered owner of any such outstanding stock certificates shall, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for to Bio Solutions Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of Bio Solutions Nevada evidenced by such outstanding certificates as above provided. After the Effective Date, whenever certificates which formerly represented shares of Bio Solutions are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of Bio Solutions Nevada in accordance with Section 1.4 above.

1.6 Stock Options and Warrants. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of Bio Solutions New York shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of Bio Solutions Nevada Common Stock which is equal to the number of shares of Common Stock of Bio Solutions New York which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.Other Employee Benefit Plans. Bio Solutions Nevada will assume all of the obligations of Bio Solutions New York under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

ARTICLE II.
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Articles of Incorporation. On the Effective Date, the Articles Incorporation of Bio Solutions Nevada will be the Articles of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Bio Solutions Nevada in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.3 Directors. The directors of Bio Solutions New York immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

2.4 Officers. The officers of Bio Solutions New York immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

ARTICLE III.
MISCELLANEOUS

3.1 Further Assurances. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of Bio Solutions New York such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Bio Solutions New York and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Bio Solutions New York or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Bio Solutions New York and Bio Solutions Nevada to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

3.3 Conditions of Merger. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

a) This Plan of Merger shall have been approved by the shareholders of Bio Solutions New York in accordance with the New York Business Corporation Law;

b) Bio Solutions New York, as sole shareholder of Bio Solutions Nevada, shall have approved this Plan of Merger in accordance with Nevada law and

c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Bio Solutions New York to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the shareholders of Bio Solutions New York, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Plan of Merger may be terminated at any time by the Board of Directors of Bio Solutions New York in the event that the number of shares as to which shareholders have properly exercised their rights under Section 79-4-11.08 of the New York Business Corporation Law is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Bio Solutions New York shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

3.5 Counterparts. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by the Boards of Directors of Bio Solutions New York and Bio Solutions Nevada, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC., a New York corporation

By:	/s/ David Bennett
David Bennett Its President and Chief Executive Officer

BIO SOLUTIONS MANUFACTURING, INC., a Nevada corporation

By:	/s/ David Bennett
David Bennett Its President and Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
BIO SOLUTIONS MANUFACTURING, INC.
A Nevada Corporation

This Amended and Restated Articles of Incorporation amends, restates and integrates the provisions of the Articles of Incorporation of said corporation in their entirety and has been duly adopted in accordance with Sections 78.390 and 78.403 of the Nevada Revised Statutes (NRS) by the written consent of the holders of the outstanding stock entitled to vote thereon in accordance with the provisions of NRS 78.320.

1. The name of the corporation is Bio Solutions Manufacturing, Inc.

2. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

3. The aggregate number of shares of all classes of capital stock which the corporation shall have authority to issue is One Billion Ten Million (1,010,000,000) shares, consisting of (i) One Billion (1,000,000,000) shares of common stock, par value $0.00001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

4. The governing board of this corporation shall be known as directors. The initial authorized number of directors shall be two (2). The number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation.

5. The corporation shall have perpetual existence.

6.  Cumulative voting shall not be permitted by the corporation.

7.  In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized as follows:

(i) Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the corporation.

(ii) To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

(iii) By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the bylaws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

(iv) When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interest of the corporation.

8. Meetings of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

9. The personal liability of a director or officer to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permissible under Nevada law except for the following: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the Nevada Revised Statutes.

If the Nevada Revised Statutes are hereinafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, so as amended.

Any repeal or modification of the foregoing provisions of Article 9 by the stockholders of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing prior to the date when such repeal or modification becomes effective.

10.  This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

11.  At such time, if any, as the corporation becomes a “resident domestic corporation,” as that term is defined in Section 78.427 of the Nevada Revised Statutes, the corporation shall not be subject to, or governed by, any of the provisions in Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, as may be amended from time to time, or any successor statute.

12.  At such time, if any, as the corporation becomes an “issuing corporation,” as that term is defined in Section 78.3788 of the Nevada Revised Statutes, this corporation shall not be subject to, or governed by any of the provisions in Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, as may be amended from time to time.

13. The corporation may, by resolution or resolutions adopted by the board of directors and without obtaining approval of the stockholders of the corporation, increase or decrease the number of issued and outstanding shares of a class or series of its authorized capital stock held by each stockholder of record of such class or series without correspondingly increasing or decreasing the number of authorized shares of such class or series. The resolution may, but is not required to, also provide for an increase or decrease of the number of authorized shares of such class or series in either a corresponding or disproportionate ratio to the increase or decrease in the number of issued and outstanding shares of such class or series. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. An increase or decrease of the number of issued and outstanding shares of a class or series of authorized capital stock does not have to be approved by either (a) the vote of stockholders holding a majority of the voting power of the affected class or series, or (b) the vote of the holders of shares representing a majority of the voting power of any class or series whose preference or rights are adversely affected by the increase or decrease.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles on August 25, 2008.

/s/ Patricia M. Spreitzer
Patricia M. Spreitzer, Secretary

CERTIFICATE OF DESIGNATION ESTABLISHING
SERIES A PREFERRED STOCK
OF
BIO SOLUTIONS MANUFACTURING, INC.

The rights, preferences, and privileges of the Series A Preferred Stock relative to those of the common stock, par value $0.00001 per share, of the Corporation (the “Common Stock”) are set forth in this Certificate of Designation.

1. Definitions. For purposes of this Certificate of Designation, the following definitions shall apply and shall be equally applicable to both the singular and plural forms of the defined terms:

1.1. “Affiliate” of any Person shall mean any Person who directly or indirectly controls, is controlled by, or is under common control with, the indicated Person. For the purposes of this definition, “control” has the meaning specified as of the date hereof for that word in Rule 405 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

1.2. “Board” shall mean the Board of Directors of the Corporation.

1.3. “Corporation” shall mean Bio Solutions Manufacturing, Inc., a Nevada corporation.

1.4. “Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities that are at any time, directly or indirectly, convertible into, exercisable for, or exchangeable for Common Stock.

1.5. “Person” shall include all natural persons, corporations, business trusts, associations, limited liability companies, partnerships, joint ventures and other entities, governments, agencies and political subdivisions.

1.6. “Stated Value” shall mean $1.00 (subject to appropriate adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences and dividends and other distributions on such stock payable in shares of Series A Preferred Stock or Common Stock).

2. Voting Rights. In addition to the other rights provided in this Certificate of Designation, by agreement or by law, the holders of the Series A Preferred Stock and the holders of the Common Stock shall vote together as a single class on all actions to be taken by the shareholders of the Corporation. At all meetings of the shareholders of the Corporation and in the case of any actions of shareholders in lieu of a meeting, each holder of the Series A Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the product of (a) the number of shares of Series A Preferred Stock held by such holder, (b) the number of issued and outstanding shares of the Corporation’s Common Stock on a Fully-Diluted Basis (as hereinafter defined), as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002, at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of such shareholders is effected.. “Fully-Diluted Basis” shall mean that the total number of issued and outstanding shares of the Corporation’s Common Stock shall be calculated to include the shares of Common Stock issuable upon exercise and/or conversion of all of the following securities (collectively, “Common Stock Equivalents”): all outstanding (a) securities convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable (collectively, “Convertible Securities”), (b) subscriptions, rights, options and warrants to purchase shares of Common Stock, whether or not then exercisable (collectively, “Options”), and (c) securities convertible into or exchangeable or exercisable for Options or Convertible Securities and any such underlying Options and/or Convertible Securities.

3. Dividend Rights. None.

4. Liquidation Rights. None

5. Redemption Rights. None.

6. Conversion Rights. None.

7. No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

8. Notices. Unless otherwise specified in the Corporation’s Articles of Incorporation or Bylaws, all notices or communications given hereunder shall be in writing and, if to the Corporation, shall be delivered to it as its principal executive offices, and if to any holder of Series A Preferred Stock, shall be delivered to it at its address as it appears on the stock books of the Corporation.

9. No Preemptive Rights. Shareholders shall have no preemptive rights except as granted by the Corporation pursuant to written agreements.”

APPENDIX C

AMENDED AND RESTATED BYLAWS
OF
BIO SOLUTIONS MANUFACTURING, INC.
A Nevada Corporation

9.

OFFICES

B. PRINCIPAL OFFICES. The principal office shall be at 4440 Arville Street, Suite 6, Las Vegas, Nevada 89103.

C. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

10.

MEETINGS OF STOCKHOLDERS

D. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

E. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

F. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

G. NOTICE OF STOCKHOLDERS’ MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

H. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

I. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

J. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

K. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VIII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

L. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

M. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder’s proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

N. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

O. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

1. Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

2. Receive votes, ballots, or consents;

3. Hear and determine all challenges and questions in any way arising in connection with the right to vote;

4. Count and tabulate all votes or consents;

5. Determine the election result; and

6. Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

11.

DIRECTORS

P. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

1. Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

2. Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders’ meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

3. Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

4. Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Q. NUMBER OF DIRECTORS. The number of directors which shall constitute the whole board shall not be less than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw. The exact number of authorized directors of the Corporation shall be two (2), until such time as the number is changed in accordance with this Article III, Section 2.

R. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

S. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

T. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

U. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

V. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

W. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

X. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Y. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Z. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

AA. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

BB. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

CC. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

DD. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

EE. DETERMINATION OF MAJORITY OF AUTHORIZED NUMBER OF DIRECTORS. Two (2) directors shall constitute a majority of the authorized number of directors when the whole board of directors consists of two (2) directors pursuant to Article III, Section 2. One (1) director shall constitute a majority of the authorized number of directors when the whole board of directors consists of one (1) director pursuant to Article III, Section 2.

12.

COMMITTEES

FF. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

1. the approval of any action which, under the Nevada General Corporation Law, also requires stockholders’ approval or approval of the outstanding shares;

2. the filing of vacancies on the board of directors or in any committees;

3. the fixing of compensation of the directors for serving on the board or on any committee;

4. the amendment or repeal of bylaws or the adoption of new bylaws;

5. the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

6. a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

7. the appointment of any other committees of the board of directors or the members thereof.

GG. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

13.

OFFICERS

HH. OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

II. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

JJ. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

KK. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

LL. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

MM. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

NN. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

OO. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

PP. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

QQ. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

14.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
AND OTHER AGENTS

RR. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

SS. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

TT. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

UU. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

1. By the stockholders;

2. By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

3. If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

4. If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

VV. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

WW. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

1. Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

2. Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

XX. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

YY. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

ZZ. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

AAA. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

15.

RECORDS AND BOOKS

BBB. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

CCC. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

DDD. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

EEE. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

FFF. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

GGG. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENTS. On an annual basis, the corporation shall file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

16.

GENERAL CORPORATE MATTERS

HHH. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

1. The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

2. The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

3. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

III. CLOSING OF TRANSFER BOOKS PROHIBITED. In connection with the determination of stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any right in respect of any other lawful action, the board of directors shall not close the stock transfer books of the corporation for any reason but shall instead fix a record date for such determination in the manner provided in Section 1 of Article VIII of these bylaws.

JJJ. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

KKK. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

LLL. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

MMM. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

NNN. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

OOO. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

PPP. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

QQQ. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

RRR. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

17.

AMENDMENTS

SSS. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

TTT. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.